UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2015 (May 18, 2015)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 18, 2015, Community Health Systems, Inc. (the “Company”) and its wholly-owned subsidiary CHS/Community Health Systems, Inc. (the “Borrower”) entered into an Incremental Term Loan Assumption Agreement (the “Agreement”), among the Company, the Borrower, the subsidiary guarantors party thereto, the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent (the “Agent”).

The Agreement provides for a new $1,600,000,000 incremental term loan G facility (the “Incremental Term Loan G Facility”) and a new $2,943,957,253 incremental term loan H facility (the “Incremental Term Loan H Facility”) under the Credit Agreement, dated as of July 25, 2007, as amended and restated as of November 5, 2010, February 2, 2012 and January 27, 2014, and as further amended as of March 9, 2015 (as heretofore amended, supplemented, amended and restated or otherwise modified, the “Credit Agreement”), among the Borrower, the Company, the lenders party thereto and the Agent. The proceeds of the Incremental Term Loan G Facility and the Incremental Term Loan H Facility are being used to repay the Company’s existing term loan D facility in full (which bore interest at LIBOR plus a margin of 325 basis points and was scheduled to mature in January 2021).

The Incremental Term Loan G Facility has a maturity date of December 31, 2019, subject to customary acceleration events and to the repayment, extension or refinancing with longer maturity debt of certain of the Company’s other indebtedness. The pricing on the Incremental Term Loan G Facility is LIBOR plus a margin of 275 basis points. The Incremental Term Loan G Facility will amortize at 1% per annum (.25% quarterly).

The Incremental Term Loan H Facility has a maturity date of January 27, 2021, subject to customary acceleration events and to the repayment, extension or refinancing with longer maturity debt of certain of the Company’s other indebtedness. The pricing on the Incremental Term Loan H Facility is LIBOR plus a margin of 300 basis points. The Incremental Term Loan H Facility will amortize at 1% per annum (.25% quarterly).

The foregoing summary of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following items are included as Exhibits to this Form 8-K and incorporated herein by reference:

Exhibit No.	Description

10.1	Incremental Term Loan Assumption Agreement, dated as of May 18, 2015, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the subsidiary guarantors party thereto, the lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2015	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
President of Financial Services, Chief Financial Officer and Director (principal financial officer)

	By:	Kevin J. Hammons
Kevin J. Hammons
Senior Vice President and Chief Accounting Officer (principal accounting officer)

Exhibit Index

Exhibit No.	Description

10.1	Incremental Term Loan Assumption Agreement, dated as of May 18, 2015, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the subsidiary guarantors party thereto, the lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent.